Two Harbors Investment Corp. Announces Special Dividend of Granite Point Mortgage Trust Inc. Common Stock and One-for-Two Reverse Stock Split New York, September 14, 2017 – Two Harbors Investment Corp. (NYSE: TWO), a leading hybrid mortgage real estate investment trust, today announced that its Board of Directors has declared a special dividend to distribute the shares of common stock of Granite Point Mortgage Trust Inc. (NYSE: GPMT) (“Granite Point”) acquired by the company in connection with the contribution of its commercial real estate portfolio to Granite Point. The company also announced that its Board of Directors has approved a one-for-two reverse stock split of Two Harbors’ outstanding shares of common stock. On November 1, 2017, the special dividend distribution will occur first, followed by the reverse stock split. “Over the years, we have consistently pursued all avenues of maximizing stockholder value, including identifying and pursuing strategic opportunities that position us to enrich our stockholders,” stated Thomas Siering, Two Harbors’ President and Chief Executive Officer. “To that end, we are pleased to announce the distribution of Two Harbors’ Granite Point shares to our stockholders. Concurrently with the distribution of Granite Point shares, we will effect a one-for-two reverse stock split of Two Harbors’ common shares. There is significant market precedent for such a reverse split, given the size of the distribution. Further, we believe that this corporate action will make our stock more widely available to a broader range of investors and enhance our trading liquidity.” Special Dividend of Granite Point Common Stock As previously announced, Two Harbors acquired 33,071,000 shares of Granite Point common stock, par value $0.01 per share (the “Granite Point Shares”), in exchange for contributing its portfolio of commercial real estate assets to Granite Point concurrent with the closing of Granite Point’s initial public offering on June 28, 2017. Granite Point was formed by Two Harbors in order to continue and expand the commercial real estate lending business established by Two Harbors. Today, the company’s Board of Directors declared a special dividend (the “Stock Dividend”) pursuant to which the Granite Point Shares will be distributed, on a pro rata basis, to Two Harbors’ common stockholders of record at the close of business on October 20, 2017 (the “Record Date”). Following the Record Date, the company will work with Wells Fargo Bank, N.A., its transfer agent, to calculate the distribution ratio for the Stock Dividend and will issue a subsequent press release to report the final distribution ratio. Based on the current number of common shares issued and outstanding, the company currently estimates that Two Harbors’ common stockholders will receive approximately 0.095 shares of Granite Point common stock for each share of Two Harbors’ common stock that they own on the Record Date. The distribution of the Stock Dividend is expected to occur on November 1, 2017 (the “Distribution Date”). Stockholders are not required to take any action in order to receive their pro rata portion of the Granite Point Shares. Fractional shares of Granite Point common stock will not be distributed as part of the Stock Dividend. Instead, as soon as practicable after the distribution date for the Stock Dividend, the distribution agent will aggregate all fractional shares of Granite Point common stock into whole shares, sell those shares in the open market at prevailing market prices and distribute the aggregate net cash proceeds of those sales pro rata to each holder who otherwise would have been entitled to receive a fractional share as a result of the Stock Dividend.

The company intends to distribute cash in 2017 that is equal to its current and accumulated earnings and profit through December 31, 2017 (which includes the company’s annual 2017 taxable income), in addition to distributing the Granite Point common stock. We expect that the cumulative quarterly 2017 distributions of cash and Granite Point common stock that are in excess of the current and accumulated earnings and profit will be treated as a “nondividend distribution” for U.S. federal income tax purposes, which will have the effect of reducing the basis of a stockholder’s shares of Two Harbors’ common stock. If a stockholder has fully recovered his, her or its basis in their Two Harbors’ common stock, a nondividend distribution may be treated as a capital gain under current tax law. We expect that each quarterly distribution during 2017 will be characterized for tax purposes as having the same percentage allocation that is designated as ordinary, capital gain, and nondividend distribution. The percentage allocation is based on the total cash and the fair market value of property distributed relative to the annual 2017 taxable income. Therefore, the nondividend distribution component will be allocated on a Form 1099 for federal income tax purposes to each dividend paid during 2017. The U.S. federal income tax treatment of holding our common stock to any particular stockholder will depend on the stockholder’s particular tax circumstances. You are urged to consult your tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences to you, in light of your particular investment or tax circumstances, of acquiring, holding and disposing of Two Harbors’ common stock. Reverse Stock Split Two Harbors also announced today that its Board of Directors has approved a one-for-two reverse stock split of its outstanding shares of common stock following the distribution of Granite Point common stock. The reverse stock split is expected to take place on November 1, 2017 at 5:01 p.m. EDT (the “Effective Time”). At the Effective Time, every two issued and outstanding shares of Two Harbors’ common stock will be converted into one share of Two Harbors’ common stock. In addition, the authorized shares of common stock will also be reduced on a one-for-two basis, from 900 million to 450 million. The par value of each share of common stock will remain unchanged. At the market open on November 2, 2017, the common stock will continue trading on the NYSE under the symbol “TWO” but will be assigned a new CUSIP number. No fractional shares will be issued in connection with the reverse stock split. Instead, each stockholder holding fractional shares will be entitled to receive, in lieu of such fractional shares, cash in an amount determined on the basis of the volume weighted average price of Two Harbors’ common stock on the NYSE on the Effective Date. The reverse stock split will apply to all of the authorized and outstanding shares of common stock as of the Effective Time. Stockholders are not required to take any action in connection with the reverse stock split. Trading Prior to the Distribution Date Two Harbors Common Stock The company anticipates that, prior to the Record Date and continuing up to and including the Distribution Date, there will be two markets in Two Harbors’ common stock: a “regular way” market and an “ex-distribution” market that will represent the value of Two Harbors’ common stock following the Stock Dividend and reverse stock split. Shares of Two Harbors’ common stock that trade on the regular way market will trade with an entitlement to receive shares of Granite Point common stock in the distribution. Shares that trade on the ex-distribution market will trade without an entitlement to receive shares of Granite Point common stock in the distribution. As a result, if you are a stockholder of record on the Record Date and sell shares of Two Harbors’ common stock in the regular way market up to and including the Distribution Date, you will also be selling your entitlement to receive shares of Granite

Point common stock in the distribution; if you sell your shares of Two Harbors common stock in the ex- distribution market up to and including the Distribution Date, you will still receive the shares of Granite Point common stock that you would otherwise be entitled to receive in the distribution. Granite Point Common Stock Granite Point’s common stock currently trades on the NYSE under the symbol “GPMT.” In addition to the “regular way” trading of Granite Point common stock, the company expects that a “when issued” market for the Granite Point Shares being distributed in the Stock Dividend will develop prior to the Record Date and continue up to and including the Distribution Date. “When issued” trading refers to a sale or purchase made conditionally on or before a distribution date because the securities have not yet been distributed. If you own shares of Two Harbors’ common stock on the Record Date, your shares will have an entitlement to receive shares of Granite Point common stock in the distribution. You may trade this entitlement to receive Granite Point common stock on the when issued market without trading your shares of Two Harbors’ common stock. The company expects to provide additional information regarding “when issued” and “ex-distribution” trading in Two Harbors and Granite Point common stock prior to the Record Date. Two Harbors Investment Corp. Two Harbors Investment Corp., a Maryland corporation, is a real estate investment trust that invests in residential mortgage-backed securities, mortgage servicing rights and other financial assets. Two Harbors is headquartered in New York, New York, and is externally managed and advised by PRCM Advisers LLC, a wholly owned subsidiary of Pine River Capital Management L.P. Additional information is available at www.twoharborsinvestment.com. Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including with respect to the distribution of shares of Granite Point common stock to Two Harbors’ stockholders, when issued trading and other trading matters for Granite Point and Two Harbors’ common stock, tax matters related to the distribution of Granite Point common stock and other tax matters with respect to 2017 distributions and the one-for-two reverse stock split of Two Harbors’ common stock. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward- looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person.

Additional Information Stockholders of Two Harbors and other interested persons may find additional information regarding the company at the Securities and Exchange Commission’s Internet site at www.sec.gov or by directing requests to: Two Harbors Investment Corp., 590 Madison Avenue, 36th floor, New York, NY 10022, telephone 612-629-2500. Contact Investors: Margaret Field, Investor Relations, Two Harbors Investment Corp., 212-364-3663, margaret.field@twoharborsinvestment.com.